SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of Report: August 29, 2002
                       (Date of earliest event reported)


                             NATHAN'S FAMOUS, INC.
             (Exact Name of Registrant as Specified in its Charter)





          Delaware                 1-3189                    11-3166443
------------------------         ----------                ---------------
(State of Incorporation)        (Commission               (I.R.S. Employer
                                File Number)              Identification No.)


1400 Old Country Road, Westbury, New York                        11590
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(Address of Principal Executive Offices)                       (Zip Code)

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Registrant's telephone number including area code           (516) 338-8500




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(Former name or former address, if changed since last report.)

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Item 5. Other Events

     On September 17, 2001, the Registrant announced a stock repurchase program which authorized the purchase of up to 1 million shares of its common stock. On August 29, 2002, the Registrant purchased 2,380 shares of its common stock, for a total of 1 million shares purchased under such repurchase program.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized.

                                   NATHAN'S FAMOUS, INC.


                                    By: /s/ Ronald DeVos
                                        ----------------
                                   Ronald DeVos
                                   Vice-President Finance
                                   and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

Dated:   September 4, 2002